UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2021

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 annual meeting of stockholders (the “Annual Meeting”) of Global Net Lease, Inc. (the “Company”) held on April 12, 2021, the Company’s stockholders approved the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc. (the “Individual Plan”) and the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc. (the “Advisor Plan”). Both the Individual Plan and the Advisor Plan became effective upon stockholder approval.

The terms of the Advisor Plan are substantially similar to the terms of the Individual Plan, except with respect to the eligible participants. Generally, directors of the Company, employees of the Company and employees of the Company’s advisor, Global Net Lease Advisors, LLC (the “Advisor”), or its affiliates who are involved in providing services to the Company (including the Company’s executive officers) are eligible to participate in the Individual Plan. Only the Advisor and any of its affiliates that are involved in providing services to the Company or any of its subsidiaries are eligible to receive awards under the Advisor Plan. The total number of shares of the Company’s common stock that can be issued or subject to awards under the Advisor Plan and the Individual Plan, in the aggregate, is 6,300,000 shares. Shares issued or subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa. The Individual Plan and the Advisor Plan will expire on April 12, 2031.

Because the Individual Plan and Advisor Plan were approved by the Company’s stockholders, (i) no awards will be granted under the Global Net Lease, Inc. 2012 Stock Option Plan (the “Option Plan”) in the future, (ii) only 2,772,905 shares of the Company’s common stock will remain available for the grant of new awards under the Amended and Restated Incentive Restricted Share Plan of Global Net Lease, Inc. (the “RSP”) through the expiration of the RSP on April 20, 2022, and (iii) shares of the Company’s common stock underlying awards that expire, terminate, are cancelled or are forfeited under the RSP will not again be available for issuance under the RSP. No awards have ever been granted under the Option Plan, and awards previously granted under the RSP will remain outstanding (and eligible to vest and settle) in accordance with their terms under the RSP.

The foregoing description of the Individual Plan and the Advisor Plan is qualified in its entirety by reference to the Individual Plan and the Advisor Plan, which are filed as exhibits to this Current Report on Form 8-K. More complete descriptions of the terms of the Individual Plan and the Advisor Plan, as well as additional information about the Option Plan and the RSP, can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 26, 2021 in the sections entitled “Proposal No. 5 — Approval of the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.” on pages 39 to 48 and “Proposal No. 6  — Approval of the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc.” on pages 49 to 56, which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 76,727,566 shares of the Company’s common stock, out of a total number of 90,706,492 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 84.58% of the shares entitled to be voted.

At the Annual Meeting, the Company’s stockholders: (i) re-elected M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (iii) rejected, on a non-binding advisory basis, the compensation of the Company’s executive officers; (iv) approved, on a non-binding advisory basis, a frequency of one year for future stockholder advisory votes on compensation of the Company’s named executive officers; (v) approved the Individual Plan; and (vi) approved the Advisor Plan. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 26, 2021. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting. The Board of Directors considered various factors, including the results of the non-binding advisory vote on the frequency of future stockholder advisory votes, in its deliberations, and decided that it was in the best interest of the Company to hold a stockholder advisory vote every three years with respect to the compensation of the Company’s named executive officers. The final results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class I Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
M. Therese Antone	29,039,596	29,596,736	162,003	17,929,231
Edward G. Rendell	6,607,226	52,015,733	175,376	17,929,231
Abby M. Wenzel	9,570,297	49,068,139	159,899	17,929,231

Proposal 2 – Ratification of the Appointment of PwC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,253,726	242,210	231,630	*
*	No broker non-votes arose in connection with Proposal No. 2.

Proposal 3 – Non-Binding Advisory Vote on the Compensation of the Company’s Executive Officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,390,300	46,108,102	299,933	17,929,231

Proposal 4 – Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of the Company’s Executive Officers:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
52,410,958	427,102	5,623,056	337,219	17,929,231

Proposal 5 – Approval of the 2021 Omnibus Incentive Compensation Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,294,858	11,113,960	389,517	17,929,231

Proposal 6 – Approval of the 2021 Omnibus Advisor Incentive Compensation Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,241,687	11,147,174	409,474	17,929,231

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
10.1	2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc. (incorporated by reference to Annex A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 26, 2021)
10.2	2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc. (incorporated by reference to Annex B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 26, 2021)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date: April 12, 2021	By:	/s/ James L. Nelson
Name: James L. Nelson
Title: Chief Executive Officer and President